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                                                                 EXHIBIT 10.1




                         ALC COMMUNICATIONS CORPORATION

                                1986 OPTION PLAN

                   AS AMENDED AND RESTATED AS OF MAY 12, 1994



PART 1:  IDENTIFICATION OF THE PLAN

         Section 1.1 Title. The Plan described herein shall be known as the "ALC Communications Corporation 1986 Option Plan" and is referred to herein as this "Plan".

         Section 1.2 Purpose. The purpose of this Plan is (i) to provide certain key employees of the Company and its subsidiaries with an additional incentive to promote the Company's financial success and (ii) to provide an incentive which the Company may use to induce able persons to enter into or remain in the employment of the Company or a subsidiary.

         Section 1.3 Adoption of this Plan. This Plan was initially approved by the Company's Board of Directors on December 5, 1986 and was approved by the Company's stockholders on May 26, 1987.

         Section 1.4 Defined Terms. Certain terms used in this Plan have the meaning indicated for such terms in Section 11.1 of this Plan.

PART 2:  ADMINISTRATION OF THE PLAN

         Section 2.1 Committee's Powers. This Plan shall be administered by a committee (herein called the "Committee") composed of persons appointed by the Company's Board of Directors in accordance with the provisions of Section 2.2. The Committee shall have full power and authority to prescribe, amend and rescind rules and procedures governing administration of this Plan. Each action of the Committee which shall be within the scope of the authority delegated to the Committee by this Plan or by the Company's Board of Directors shall be binding on all persons.

         Section 2.2 Committee Membership. The Board of Directors shall have the power to determine the number of members which the Committee shall have and to change the number of membership positions on the Committee from time to time; provided, however, that the Committee shall always consist of not less than two members. The Board of Directors shall appoint all members of the Committee. The Board of Directors may from time to time appoint members to the Committee in substitution for, or in addition to, members previously appointed and may fill vacancies, however caused, on the Committee. Any member of the Committee may be removed from the Committee by the Board of Directors at any time without cause. No person may be appointed to the Committee who is

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not a director of the Company at the time of such appointment or who shall not be disinterested at the time of such appointment. For the purpose of this Plan, a person shall be deemed to be "disinterested" at any given time if at all times during the period of one year preceding the given time such person shall not have been eligible to be granted any option under this Plan or to be granted or allocated any stock or option under any other plan of the Company or any of its affiliates entitling the participants therein to acquire stock, stock purchase options, or stock appreciation options relating to the stock of the Company or any affiliate of the Company. A person's membership on the Committee shall automatically cease when such person ceases to be a director of the Company or ceases to be disinterested. At any time at which no special Committee shall have been constituted by the Board especially for the purposes of this Plan, all disinterested members of the Compensation Committee established pursuant to the Company's By-Laws shall have all powers and rights delegated to the "Committee" under this Plan.

         Section 2.3 Committee Procedures. The Committee shall hold its meetings at such times and places as it may determine. The Committee may make such rules and regulations for the conduct of its business as it shall deem advisable. Unless the Board or the Committee shall expressly decide to the contrary, a majority of the members of the Committee shall constitute a quorum and any action taken by a majority of the Committee members at a meeting at which a quorum of committee members shall be present shall be deemed an act of the Committee.

         Section 2.4 Indemnification. No member of the Committee shall be liable, in the absence of bad faith, for any act or omission with respect to his service on the Committee relating to this Plan. Service on the Committee shall constitute service as a director of the Company so that the members of the Committee shall be entitled to indemnification and reimbursement as directors of the Company for any action or any failure to act in connection with service on the Committee to the full extent at any time provided for or permitted by the Company's Certificate of Incorporation or By-Laws or by any insurance policy or other agreement intended for the benefit of the Company's directors or by any applicable law.

PART 3:  PERSONS ELIGIBLE TO RECEIVE OPTIONS

         A person shall be eligible to be granted an option under this Plan only if on the proposed Granting Date for such option or at some time between the Granting Date of such option and the exercise of such option, such person either holds an officership position with the Company expressly provided for in the Company's By-Laws as then constituted or meets the following standards:
(i) such person is employed by the Company or a subsidiary, (ii) such person has managerial, supervisory or similar responsibilities, and (iii) such person is not covered by any collective bargaining agreement binding on such person's employer. A person eligible to be granted

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an option under this Plan is herein called a "key employee".  A director of the
Company or a subsidiary who is not also such an employee of the Company or a subsidiary shall not be eligible to receive options under this Plan. Options may not be granted to any person under this Plan at a time when such person is serving as a member of the Committee.

PART 4:  PURCHASE OPTIONS

         Section 4.1 Power to Grant Purchase Options. The Committee shall have the right and the power to grant at any time to any key employee an option entitling such person to purchase Common Stock from the Company in such quantity, at such price, on such terms and subject to such conditions consistent with the provisions of this Plan as may be established by the Committee on or prior to the Granting Date for such option. Each option to purchase Common Stock which shall be granted by the Committee pursuant to the provisions of this Part 4 is herein called a "purchase option."

         Section 4.2 Purchase Price. Except as otherwise provided in Part 9, the price at which each share may be purchased upon exercise of any stock purchase option granted under this Plan may not be less than 80% of the per share market value on the Granting Date for such option, provided that if a replaceable option held by a key employee (whether or not granted under this Plan) shall be surrendered to the Company or otherwise be terminated or expire, then an option may be granted under this Plan not later than seven months after such surrender, termination or expiration covering a number of shares not greater than the shares subject to the surrendered, terminated or expired option which shall not have been purchased by means of such option at an initial purchase price per share equal to the purchase price per share prescribed by the surrendered, terminated or expired option at the time of the surrender, termination or expiration. For purposes of this Plan, an option shall be deemed "replaceable" if: (i) it shall have been granted under this Plan, under the ALC Communications Corporation 1982 Incentive Stock Option Plan, the ALC Communications Corporation 1983 Incentive Stock Option Plan, the ALC Communications Corporation 1984 Incentive Stock Option Plan, the ALC Communications Corporation Employee Stock Option Plan, the ALC Communications Corporation Non-Qualified Stock Option Plan, the ALC Communications Corporation Employee Stock Purchase Plan or any other plan or program hereafter or previously approved by the Company's stockholders; or (ii) the option shall have been granted in the manner prescribed in this Section 4.2 to substitute for a replaceable option; or (iii) the option shall have been originally granted under a plan or arrangement that prohibited the grant of options for an exercise price of less than 80% of the fair market value of the stock subject to such option (determined as prescribed in such plan or arrangement); or (iv) the board of directors of the corporation which shall have granted such option, a committee of such board or the Committee existing under this Plan shall have concluded in good faith that at the time such option was originally





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granted the exercise price of such option was not less than 80% of the fair market value at the time of such original grant of the shares subject to such option.

         Section 4.3 Purchase Option Terms. The Committee shall have the power to determine the key employees to whom purchase options shall be granted under this Plan, the number of shares to be subject to each purchase option granted under this Plan, the number of purchase options to be awarded to each key employee and the time at which each purchase option under this Plan shall be granted. Except as otherwise expressly provided in this Plan, the Committee shall also have the power to determine, at the time of the grant of each purchase option, all terms and conditions governing the rights and obligations of the holder with respect to such option, including but not limited to: (a) the exercise price per share or the method by which the exercise price per share shall be determined; (b) the length of the period during which the option may be exercised and any limitations on the number of shares purchasable with the option at any given time during such period; (c) the times at which the option may be exercised; (d) any conditions precedent to be satisfied before the option may be exercised; (e) any restrictions on resale of any shares purchased upon exercise of the option; and (f) whether the option will or will not constitute an incentive stock option under Section 422 of the Internal Revenue Code. Notwithstanding the foregoing, purchase options granted to Officers shall not be exercisable for a period of at least six months from the Granting Date.

         Section 4.4 ISO Share Limitation. No person may be granted incentive stock options under this Plan in any year entitling such person to purchase a number of shares greater than the maximum number permitted by Section 422 of the Internal Revenue Code as in effect on the date of grant. This Section 4.4 shall not be deemed to limit the quantity of shares which the Company may grant the right to purchase in any year under options granted under this Plan which are not intended to be incentive stock options.

         Section 4.5 Other ISO Terms. Whenever possible, each provision in this Plan and in every option at any time granted under this Plan which is evidenced by an option agreement which expressly states such option is intended to constitute an incentive stock option under Section 422 of the Internal Revenue Code (herein called an "intended ISO") shall be interpreted in such manner as to entitle such intended ISO to the tax treatment afforded by such Code to options which do constitute incentive stock options under Section 422 of such Code, but if any provision of this Plan or any intended ISO at any time granted under this Plan shall be held to be contrary to the requirements necessary to entitle such intended ISO to the tax treatment afforded by such Code to options which do constitute incentive stock options under Section 422 of such Code, then (i) such provision shall be deemed to have contained from the outset such language as shall be necessary to entitle such intended ISO to the tax treatment afforded by the Code to options which do





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constitute incentive stock options under Section 422 of such Code, and (ii) all other provisions of this Plan and such intended ISO shall remain in full force and effect. If any agreement covering an intended ISO granted under this Plan shall not explicitly include any terms required to entitle such intended ISO to the tax treatment afforded by such Code to options which do constitute incentive stock options under Section 422 of such Code, then all such terms shall be deemed implicit in the intention to afford such treatment to such option and such option shall be deemed to have been granted subject to all such terms.

PART 5:  APPRECIATION OPTIONS

         Section 5.1 Power to Grant Appreciation Options. The Committee shall have the right and the power to grant to any key employee at any time an option having such terms consistent with the provisions of this Plan as the Committee shall establish on the Granting Date for such option permitting the holder of such option to elect to receive with respect to any share subject to such option a payment from the Company payable as provided in Section 5.5 in an amount (herein called such share's "incremental value") equal to the remainder derived by subtracting (i) the "exercise price" established for such share in accordance with the provisions of this Plan from (ii) the per share market value on the date such option shall be exercised by its holder with respect to such share. Each option which shall be granted by the Committee pursuant to the provisions of this Part 5 is herein called an "appreciation option."

         Section 5.2 Tandem Options. The Committee is hereby authorized to grant to any key employee at any time an appreciation option consistent with the provisions of this Plan covering any share which is at the time of such grant also covered by a purchase option granted to the same employee either prior to or simultaneously with the grant to such employee of the appreciation option in such share, provided: (i) any purchase option covering any share shall expire and not be exercisable after the exercise of any related appreciation option with respect to the same share; (ii) any appreciation option covering any share shall not be exercisable after the exercise of any related purchase option with respect to the same share; and (iii) a purchase option and an appreciation option covering the same share may not be exercised simultaneously. The Committee is also authorized to grant at any time to any key employee an appreciation option consistent with the provisions of this Plan covering shares not simultaneously covered by a purchase option.

         Section 5.3 Appreciation Option Terms. The Committee shall have the right and power to determine the key employees to whom appreciation options shall be granted under this Plan, the number of shares to be subject to each appreciation option granted under this Plan, the number of appreciation options to be granted to each key employee, and the time at which each appreciation option under





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this Plan shall be granted.  Except as otherwise expressly provided in this
Plan, the Committee shall also have the right and power to determine, at or prior to the time of the grant of each appreciation option, all terms and conditions governing the rights and obligations of the holder with respect to such option, including but not limited to: (a) the exercise price for the shares covered by such option or the method by which such exercise price shall be determined; (b) the length of the period during which such option may be exercised and any limitations on the number of shares with respect to which such option shall be exercisable at any given time during such period; (c) any conditions precedent which must be satisfied before the option may be exercised; and (d) the mix of cash and Common Stock, or other consideration, to be used to make any payment of incremental value which shall become due under such option. Notwithstanding the foregoing, appreciation options granted to Officers shall not be exercisable for a period of at least six months from the Granting Date.

         Section 5.4  Exercise Price.

         (a) Except as otherwise provided in paragraph (b) of this Section 5.4 or in Part 9, the exercise price established under any appreciation option granted under this Plan shall not be less than 80% of the per share market value on the Granting Date of such appreciation option. If no exercise price shall be established under the terms of the agreement granting any appreciation option, then the exercise price for each share covered by such option shall be equal to the per share market value on the Granting Date of such option.

         (b) Except as otherwise provided in Part 9, the exercise price established under any appreciation option granted to any key employee covering any share which shall also be subject to a purchase option which shall have been granted to the same employee earlier than the grant of such appreciation option shall not be less than the lower of (i) the per share purchase price in effect under such option at the time such appreciation option shall be granted or (ii) 80% of the per share market value on the Granting Date of such appreciation option.

         Section 5.5 Payment of Incremental Value. Any payment of incremental value which may become due from the Company by reason of any exercise of any appreciation option may be paid (i) all in cash, (ii) all in Common Stock,
(iii) in any combination of cash and Common Stock, or (iv) in such other consideration as the Committee may approve. In the event any Common Stock shall be delivered to satisfy all or any part of the incremental value obligation arising by reason of any exercise of any appreciation option, the dollar amount of such obligation deemed to have been satisfied by such delivery of Common Stock shall be equal to the product derived by multiplying the per share market value as of the date of exercise times the number of shares delivered. The Committee may determine at the time each appreciation option is





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granted the mix of cash and stock, or other consideration, to be used to make any payment of incremental value which may become due by reason of any exercise of any option, but in the absence of any such express determination by the Committee to the contrary at the time of the grant of any given appreciation option, the incremental value shall be payable entirely in cash. Notwithstanding the foregoing, payment may be made in cash to Officers only if the appreciation option is exercised during the "window period" required under Rule 16b-3(e)(3) and otherwise in accordance with Rule 16b-3. No fractional share of Common Stock shall be issued to make any payment of incremental value, and the mix of cash and stock payable in each case shall be adjusted in such manner as shall be prescribed by the Committee to avoid the issuance of any fractional share.

PART 6:  TERMS APPLICABLE TO ALL OPTIONS GRANTED UNDER THE PLAN

         Section 6.1 Plan Provisions Control Option Terms. The terms of this Plan shall govern all options granted under this Plan, and in no event shall the Committee have the power to grant any option under this Plan which is contrary to any of the provisions of this Plan. In the event any provision of any option granted under this Plan shall conflict with any term in this Plan as constituted on the Granting Date of such option, the term in this Plan as constituted on the Granting Date of such option shall control. Except as provided in Part 9, the terms of any option granted under this Plan may not be changed after the Granting Date of such option without the express approval of the option holder.

         Section 6.2 Granting Date. An option shall be deemed to have been granted under this Plan on the date (herein called the "Granting Date") designated by the Committee at the time it shall approve such option as the Granting Date of such option, provided that the Committee may not designate a Granting Date with respect to any option which shall be earlier than the date on which the granting of such option shall have been approved by the Committee.

         Section 6.3 Option Agreement. No person shall have any rights under any option granted under this Plan unless and until the Company and the person to whom such option shall have been granted shall have executed and delivered an agreement expressly granting the option to such person and containing provisions setting forth the terms of the option.

         Section 6.4 Ten Year Maximum Term. No option may be granted under this Plan which may be exercised more than ten years after the Granting Date of such option; provided that if an appreciation option shall be granted with respect to any share subject to a purchase option and if pursuant to paragraph
(b) of Section 5.4 the exercise price for such share shall be set lower than the per share market value on the date of grant of such appreciation option, then the expiration date of such appreciation option shall be set not later than the expiration date for the related purchase option.





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         Section 6.5. Modification of Option After Grant.  Each option granted under this Plan may be modified after the date of its grant by express written agreement between the Company and its holder provided that any such change (i) shall not be inconsistent with the terms of this Plan and (ii) shall be approved by the Committee. No modifications may be made to any options granted to an Officer except in compliance with Rule 16b-3.

         Section 6.6 Limitations on Transfer. No option granted under this Plan shall be transferable otherwise than by will or the laws of descent and distribution, or pursuant to the terms of a domestic relations order, as defined in Section 414(p) of the Internal Revenue Code, which satisfies the requirements of Section 414(p)(1)(A) of the Internal Revenue Code (a "Qualified Domestic Relations Order"). Any option granted under this Plan may be exercised during the lifetime of the person to whom the option shall initially have been granted only by such person or by such person's guardian or legal representative or by the alternate payee named in a Qualified Domestic Relations Order. An optionholder may designate a beneficiary who may succeed to the rights and obligations of the holder. For purposes of this Plan, the "holder" of any option granted under this Plan shall during the life of the person to whom such option shall originally have been granted be deemed to be such person or any guardian or legal representative for such person to whom the right to exercise such option shall pass during such person's lifetime and after the death of such original grantee shall be deemed to be the person to whom the original grantee's rights shall pass by reason of the original grantee's death.


         Section 6.7 Taxes. The Company shall be entitled, if the Committee deems it necessary or desirable, to withhold (or secure payment from the option holder in lieu of withholding) the amount of any withholding or other tax due from the Company with respect to any amount payable and/or shares issuable under such holder's option, or with respect to any income recognized upon a disqualifying disposition of shares received pursuant to the exercise of an incentive stock option, and the Company may defer such payment or issuance unless indemnified to its satisfaction against any liability for any such tax.

         Section 6.8 No Right to Employment Conferred. Nothing in this Plan (or in the absence of any express provision to the contrary) in any option granted pursuant to this Plan, shall confer on any person any right to continue in the employment of the Company or any subsidiary or interfere in any way with the right of the Company or any subsidiary to terminate such person's employment at any time.

         Section 6.9 Change of Control Event. Unless otherwise specified by the Committee at the time of grant of each option, and subject to such terms and conditions as the Committee may establish at the time of grant, upon the occurrence of a Change of Control





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Event, irrespective of whether or not an option is then exercisable, the holder shall have the right to exercise any unexpired option in full to the extent not theretofore exercised or terminated.

PART 7:  PROVISIONS GOVERNING OPTION EXERCISE

         Section 7.1  Normal Option Term.  Except as otherwise provided in
Section 7.3 or Section 7.5, the right to exercise any option granted under this Plan shall terminate at whichever of the following times shall earlier occur:
(i) the date which shall occur three months after the employment termination date of the holder of the option, or (ii) the expiration date of the option.

         Section 7.2 Acceleration of Exercise Time. The Committee in its sole discretion shall have the right (but shall not in any case be obligated) (i) to permit purchase of shares under any purchase option prior to the time such shares shall be purchasable under the terms of the agreement granting such option, and (ii) to permit exercise of an appreciation option prior to the time such option shall be exercisable under the terms of the agreement granting such option.

         Section 7.3 Extension of Exercise Time. The Committee in its sole discretion shall have the right (but shall not in any case be obligated) to permit any option granted under this Plan to be exercised more than three months after the employment termination of the holder of such option, provided that the Committee shall not have the right to permit exercise of any option after its expiration date.

         Section 7.4 Exercise Procedures. Each option granted under this Plan shall be exercised by written notice to the Company. An option holder shall not have any rights as a stockholder with respect to shares issuable under any option granted under this Plan until the exercise of that option with respect to those shares. The purchase price of shares purchased upon the exercise of a purchase option granted under this Plan shall be paid in full in cash by the option's holder at the time of the delivery of such shares provided that the Committee (or any Company officer to whom the Committee shall delegate the authority) may (but need not) permit payment to be made by delivery to the Company of either (i) shares of Common Stock, (ii) any combination of cash and shares of Common Stock permitted by the Committee (or any such officer), or
(iii) such other consideration permitted by the Committee. In the event any Common Stock shall be transferred to the Company to satisfy all or any part of the exercise price, the part of the exercise price deemed to have been satisfied by such transfer of Common Stock shall be equal to the product derived by multiplying the per share market value as of the date of exercise times the number of shares transferred. The option holder may not transfer to the Company in satisfaction of the exercise price (i) a number of shares which when multiplied times the per share market value as





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of the date of exercise would result in a product greater than the exercise price or (ii) any fractional share of Common Stock. Any part of the exercise price paid in cash upon the exercise of any option granted under this Plan shall be added to the general funds of the Company and may be used for any proper corporate purpose. Unless the Board of Directors shall otherwise determine, any Common Stock transferred to the Company as payment of all or part of the purchase price upon the exercise of any option granted under this Plan shall be utilized as soon as possible to supply the Common Stock deliverable by reason of the subsequent exercise of options under this Plan and until such use shall be held as treasury shares.

Section 7.5  Death of Option Holder.

         (a) Upon the death of the holder of an option granted under this Plan who shall have been an employee of the Company or one or more subsidiaries of the Company at the date of such holder's death, the right to exercise all unexpired installments of such option shall be accelerated and shall accrue as of the date of death, and the person or persons to whom such holder's rights under the option shall pass by reason of such person's death may exercise the option with respect to any or all of the shares subject to such option until the earlier of (i) one year after the original holder's death or (ii) the expiration date of the option.

         (b) If the holder of an option granted under this Plan shall die after such holder's employment termination date and if such option shall still have been exercisable at the time of such holder's death, then the person or persons to whom such holder's rights under such option shall pass by reason of such holder's death, may, until one year after such holder's death or the expiration date of the option, whichever is earlier, exercise such option to the extent it would have been exercisable if such holder had exercised the option immediately prior to such holder's death or to such greater extent as may be permitted by the Committee. Any restrictions placed on the exercise of an option which is intended to constitute an incentive stock option in order to comply with the requirements of Section 422(b)(7) of the Internal Revenue Code prior to amendment by the Tax Reform Act of 1986 shall be disregarded in determining the extent to which an option could have been exercised immediately prior to the option holder's death but shall apply to govern the required sequence of the exercise of the deceased holder's options after such holder's death.

         Section 7.6 Option Surrender. Any purchase option granted under this Plan may be surrendered to the Company on such terms as the Committee and holder of such option approve, including, but not limited to, terms which provide that upon such surrender the Company will pay to such holder cash or Common Stock issued by the Company, or a combination of cash and Common Stock having a value equal to the amount by which the product derived by multiplying the number of shares (herein called the "number of unexercised shares")





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subject to the option on the date (herein called the "Surrender Date") as of which such option shall be surrendered times the per share market value on the Surrender Date shall exceed the product derived by multiplying the number of unexercised shares times the purchase price per share prescribed by the surrendered option.

PART 8:  SHARES SUBJECT TO THIS PLAN

         Except as otherwise provided in Part 9, the options granted under this Plan shall be limited so that the sum of the following shall never exceed 1,000,000 shares: (i) all shares which shall be purchased after 1986 upon the exercise of purchase options at any time granted under ALC Communications Corporation 1982 Incentive Stock Option Plan, the ALC Communications Corporation 1983 Incentive Stock Option Plan, the ALC Communications Corporation 1984 Incentive Stock Option Plan, the ALC Communications Corporation Employee Stock Option Plan, the ALC Communications Corporation Non-Qualified Stock Option Plan or the ALC Communications Corporation Employee Stock Purchase Plan, (ii) all shares which shall be purchased upon the exercise of purchase options at any time granted under this Plan, (iii) all shares for which payment of incremental value shall be made by reason of the exercise of appreciation options at any time granted under this Plan, and (iv) the number of shares determined by dividing the value of the cash or other consideration issued by the Company pursuant to Section 7.6 of this Plan by reason of the surrender of any option by the per share market value on the Surrender Date (provided that if a new option shall be substituted for the surrendered option, the new option shall (regardless of the exercise price prescribed therein) be deemed to have a value of zero for purposes of this clause (iv)). In the event any option at any time granted under this Plan shall be surrendered to the Company, be terminated or expire before it shall have been fully exercised, then (except as otherwise provided in clause (iv) in the first sentence in this paragraph) all shares formerly subject to such option as to which such option shall not have been exercised shall be available for any option subsequently granted in accordance with the provisions of this Plan.

PART 9:  ADJUSTMENTS TO REFLECT CAPITAL CHANGES

         The number and kind of shares subject to outstanding options, the price for which shares may be purchased upon the exercise of outstanding purchase options, the exercise price for shares covered by outstanding appreciation options and the number and kind of shares available for options, subsequently granted under this Plan shall be appropriately adjusted to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in capitalization determined by the Board of Directors to be similar to any of the changes expressly indicated in this sentence in its substantive effect upon this Plan or the options granted under this Plan. The Committee shall have the power to determine the amount of the adjustment to be made in each





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case, but no adjustment approved by the Committee shall be effective until and unless it is approved by the Company's Board of Directors.

PART 10:         AMENDMENT AND TERMINATION OF THIS PLAN

         Section 10.1 Amendment. Except as provided in the following sentence, the Board of Directors shall have complete power and authority to amend this Plan at any time and no approval by the Company's stockholders or by any other person, committee or other entity of any kind shall be required to make any amendment approved by the Company's Board of Directors effective. The Board shall not, however, do any of the following without the affirmative approval of the Company's stockholders: (i) increase the maximum number of shares available for options granted under this Plan except as provided in Part 9; or
(ii) lower the minimum purchase price permitted by this Plan for any option granted under this Plan; or (iii) amend the requirements of this Plan as to the class of persons eligible to receive options. No termination or amendment of this Plan may, without the consent of the individual to whom any option shall theretofore have been granted under this Plan, adversely affect the rights of such individual under such option. For the purposes of this Section 10.1, an amendment to this Plan shall be deemed to have the affirmative approval of the Company's stockholders if such amendment shall have been submitted for vote by the Company's stockholders at a duly called and constituted meeting of such stockholders at which a quorum is present and a majority of the votes cast with respect to such amendment at such meeting shall have been cast in favor of such amendment.

         Section 10.2 Termination. The Board of Directors shall have the right and the power to terminate this Plan at any time. If this Plan is not earlier terminated, this Plan shall terminate on December 5, 1996. No options shall be granted under this Plan after termination of this Plan, but the termination of this Plan shall not have any other effect and any option outstanding at the time of the termination of this Plan may be exercised after termination of this Plan at any time prior to the expiration date of such option to the same extent such option would have been exercisable had this Plan not terminated.

PART 11:         INTERPRETATION OF THIS PLAN

         Section 11.1 Definitions. Each term defined in this Section 11.1 has the meaning indicated in this Section 11.1 whenever such term is used in this
Plan:

                 Appreciation Option - The term "appreciation option" has the meaning such term is given in Section 5.1 of this Plan.





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
                 Board of Directors - The term "Board of Directors" and the term "Board" each means the Company's Board of Directors as constituted at the time as of which term shall be applied.

                 Change of Control Event - The term "Change of Control Event" means the sale or transfer of all or a portion of the equity ownership by the majority stockholder of the Company, as a result of which the majority stockholder no longer controls more than 50% of the outstanding equity securities of the Company and the power to elect a majority of the Board of Directors of the Company.

                 Committee - The term "Committee" has the meaning such term is given in Section 2.1 of this Plan.

                 Common Stock - The term "Common Stock" means common stock issued or issuable by the Company.

                 Company - The term "Company" as applied as of any given time means ALC Communications Corporation except that if prior to the given time any corporation or other entity shall have acquired (directly or by means of a subsidiary) all or a substantial part of the assets of the "Company" (as herein defined), and shall have agreed to assume the obligations of the "Company" under this Plan, then such corporation or other entity shall be deemed to be the "Company" at the given time.

                 Employment Termination Date - The term "employment termination date" as applied to the holder of any option granted under this Plan means the first date on which such option holder shall not be employed by either the Company or any subsidiary for any reason (including but not limited to voluntary termination of employment, involuntary termination of employment, retirement, disability or death). The Committee may specify in the original terms of any option granted under this Plan, or if not so specified, shall determine whether an authorized leave of absence or absence on military or government service or absence for any other reason shall constitute a termination of employment for the purposes of this Plan.

                 Exercise Price - The term "exercise price" as applied to any purchase option granted under this Plan means the price at which stock may be purchased upon exercise of such option established as prescribed in this Plan. The term "exercise price" as applied to any appreciation option granted under this Plan means the "exercise price" established for such option under or pursuant to the provisions of
         Section 5.3, Section 5.4, and Part 9 of this Plan as of the given time.

                 Expiration Date - The term "expiration date" as applied to any option granted under this Plan means the date specified in the option agreement between the Company and the holder as





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
         the expiration date of such option. If no expiration date shall be specified in the option agreement relating to any option, then the expiration date of such option shall be the day prior to the tenth anniversary of the Granting Date of such option.

                 Granting Date - The term "Granting Date" has the meaning given such term in Section 6.2 of this Plan.

                 Incremental Value - The term "incremental value" has the meaning such term is given in Section 5.1 of this Plan.

                 Key Employee - The term "key employee" has the meaning such term is given in Part 3 of this Plan.

                 Officer - The term "Officer" means a president, vice president, treasurer, secretary, controller and any other person who performs functions corresponding to the foregoing officers for the Company, any member of the Board of Directors of the Company or any person performing similar functions with respect to the Company, and any other participant who is deemed to be an officer or director of the Company for purposes of Section 16 of the Securities Exchange Act of 1934 and the rules thereunder, as currently in effect or as amended from time to time.

                 Option - The term "option" means any purchase option or appreciation option granted under this Plan.

                 Per Share Market Value - The term "per share market value" on any given date shall be the fair market value of one share of Common Stock on the given date determined in such manner as shall be prescribed by the Committee, provided that in the absence of any specific instructions from the Committee to the contrary, the "per share market value" on any given date shall be equal to the last per share sales price reported for the Common Stock for the given date in the Wall Street Journal (if sales for the Common Stock shall be reported for the given date in the Wall Street Journal) or (if no sales of the Common Stock shall be reported for the given date in the Wall Street Journal) for the first date prior to the given date for which sales of the Common Stock shall be reported in the Wall Street Journal.

                 Purchase Option - The term "purchase option" has the meaning such term is given in Section 4.1 of this Plan.

                 Rule 16b-3 - Rule 16b-3 means Rule 16b-3 promulgated by the Securities and Exchange Commission under Section 16 of the Securities Exchange Act of 1934, as currently in effect and as it may be amended from time to time, and any successor rule.

                 Share - The term "share" means a share of Common Stock.

                 Subsidiary - Any corporation shall be deemed to be a "subsidiary" if (i) securities issued by such corporation entitling the owner thereof to elect a majority of the corporation's board of directors are owned and controlled directly or indirectly by the Company and (ii) the ownership requirements of Section 425(f) of the Internal Revenue Code are satisfied.

         Section 11.2 Board Action. For the purposes of this Plan, the Board of Directors shall be deemed to have approved any amendment to or termination of this Plan or to have taken any other action with the Board is authorized to take with respect to this Plan or any option granted under this Plan if such amendment, termination or other action is approved (i) by a majority of the directors present at a duly called and constituted meeting of the Board of Directors at which a quorum is present, or (ii) by written consent executed by all persons who are members of the Board of Directors at the time of the execution of such consent, or (iii) in any other manner which at the time the Board's actions shall be taken shall be sufficient under applicable law to constitute approval by the Board of routine matters.

         Section 11.3 Captions. The captions (i.e. all underlined words) used in this Plan are for convenience only, do not constitute a part of this Plan, and shall not be deemed to limit, characterize or affect in any way any provisions of this Plan, and all provisions of this Plan shall be construed as if no captions had been used in this Plan.

         Section 11.4 Severability. Whenever possible, each provision in this Plan and every option at any time granted under this Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan or any option at any time granted under this Plan shall be held to be prohibited by or invalid under applicable law, then (i) such provision shall be deemed amended to accomplish the objectives of the provision as original written to the fullest extent permitted by law and (ii) all other provisions of this Plan and every other option at any time granted under this Plan shall remain in full force and effect.

         Section 11.5 No Strict Construction. No rule of strict construction shall be implied against the Company, the Committee, or any other person in the interpretation of any of the terms of this Plan, any option granted under this Plan or any rule or procedure established by the Committee.

         Section 11.6 Choice of Law. Every option at any time granted under this Plan shall be deemed to be a contract made under the laws of the State of Michigan. For all purposes, both this Plan and every option granted under this Plan shall be construed in accordance with and governed by the laws of the State of Michigan.

         Section 11.7 Committee's Interpretations Conclusive. The Committee shall have full power and authority to interpret the terms of this Plan, the terms of options granted under this Plan, and the rules and procedures established by the Committee. Any determination made by the Committee as to the meaning of or requirements imposed by or rights of any persons under this Plan, any option granted under this Plan, or any rule or procedure established by the Committee shall be binding upon all persons concerned.





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